Exhibit 10.62
                            AMENDMENT NO. 1
                                  TO
                           CREDIT AGREEMENT


          THIS AMENDMENT No. 1 ("Amendment") dated as of September 30, 1996 by and among IMC GLOBAL INC., a Delaware corporation ("Global"), IMC GLOBAL OPERATIONS INC. ("Global Operations"), a Delaware corporation, INTERNATIONAL MINERALS & CHEMICAL (CANADA) GLOBAL LIMITED, a corporation organized under the federal laws of Canada ("IMC Canada"), KALIUM CANADA, LTD., a corporation organized under the federal laws of Canada ("Kalium"), and CENTRAL CANADA POTASH, INC., a Delaware corporation ("CCP"; and, together with Global, Global Operations, IMC Canada and Kalium, the "Borrowers"), GLOBAL and the Subsidiary Guarantors (the "Guarantors"), the banks and financial institutions (the "Lenders") listed on the signature pages hereof, CITIBANK, N.A. ("Citibank"), as U.S. administrative agent (the "U.S. Administrative Agent") and documentation agent (the "Documentation Agent"), CITIBANK CANADA ("Citibank Canada"), as Canadian administrative agent (the "Canadian Administrative Agent"), NATIONSBANC CAPITAL MARKETS, INC., as syndication agent (the "Syndication Agent", and together with the U.S. Administrative Agent, the Documentation Agent and the Canadian Administrative Agent, the "Agents") and CITICORP SECURITIES, INC. and NATIONSBANC CAPITAL MARKETS, INC., as Arrangers. Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

                              WITNESSETH:

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to that certain Credit Agreement dated as of February 28, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS, the Borrowers have requested that the Lenders and the Agents amend the Credit Agreement on the terms and conditions set forth herein in order to remove Global Operations as a Borrower, modify certain covenants contained therein and make certain other correlative changes resulting therefrom;

          WHEREAS, the Agents and the Lenders have agreed to enter into this Amendment on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows.

          1. Amendments to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1. Section 1.04 of the Credit Agreement is hereby amended by striking the phrase "after the Release Date" now contained in the first sentence therein.


          1.2. Section 5.02(b)(ii)(G) of the Credit Agreement is hereby amended to delete the terms contained therein in their entirety and to substitute the following therefor:

               "(G) Debt (other than intercompany Debt listed on
          Schedule 5.02(b)) owing to              Global,"

          1.3. Section 5.03(c)(ii) of the Credit Agreement is hereby amended to delete the terms contained therein in their entirety and to substitute the following therefor:

     "(ii) (x) for fiscal year 1996, a Consolidated unaudited balance sheet of Global Operations, KCL Holdings, IMC Global Potash Holdings and the Joint Venture Company and its Subsidiaries as of the end of such fiscal year and Consolidated unaudited statements of income of such Borrower and its Subsidiaries and of the Joint Venture Company for such fiscal year and (y) for each fiscal year thereafter, a Consolidated unaudited statement of income, balance sheet and cash flow of the Joint Venture Company and its Subsidiaries as of the end of such fiscal year, together with
     (A) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of Global and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (B) a schedule in form satisfactory to the Agents of the computations used by such accountants in determining, as of the end of such fiscal year, compliance with the covenants contained in Section 5.04 and
     (C) a certificate of the treasurer or chief financial officer of Global stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that Global has taken and proposes to take with respect thereto."

          1.4. Section 5.03(f) of the Credit Agreement is hereby amended to delete the terms contained therein in their entirety and to substitute the following therefor: "[INTENTIONALLY OMITTED]."

          1.5. Section 5.03(h) of the Credit Agreement is hereby amended to insert immediately after the phrase "from that described in Exhibit B to the Disclosure Letter" now occurring therein, the following: "that could reasonably be expected to have a Material
Adverse Effect".

          1.6. Section 5.04(b) of the Credit Agreement is hereby amended to delete the phase "interest payable" now occurring therein and to substitute the following therefor: "interest charges".

          2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date"), if, and only if the Documentation Agent shall have received duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders.

          3. Representations and Warranties of the Borrowers and the Guarantors. The Borrowers and the Guarantors hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Guarantors and are enforceable against the Borrowers and the Guarantors in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers and the Guarantors hereby reaffirm all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby, agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          4.  Reference to the Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)  Except as specifically amended above, the Credit
Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          6. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

          8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (without regard to the conflict of laws provisions) of the State of New York.

          9. No Course of Dealing. The Agents and the Lenders have entered into this Amendment on the express understanding with the Borrowers that in entering into this Amendment the Agents and the Lenders are not establishing any course of dealing with the Borrowers. The Agents' and the Lenders' rights to require strict performance with all the terms and conditions of the Credit Agreement as amended by this Amendment and the other Loan Documents shall not in any way be impaired by the execution of this Amendment.
          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                               IMC GLOBAL INC.,
                                 as Borrower and Guarantor
                               IMC GLOBAL OPERATIONS, INC.,
                                 as Borrower and Guarantor
                               INTERNATIONAL MINERALS &
                                          CHEMICAL (CANADA) GLOBAL
                               LIMITED, as Borrower


                               By:
                                  Name:
                                  Title:

                               IMC KALIUM CANADA LTD. (formerly
                                 known as Kalium Canada, Ltd.), as
                                 Borrower and Guarantor
                               IMC CENTRAL CANADA POTASH INC.
                                 (formerly known as Central Canada
                                 Potash, Inc.), as Borrower and
                                 Guarantor
                               THE VIGORO CORPORATION,
                                 as Guarantor
                               VNH, INC., as Guarantor
                               IMC AGRIBUSINESS INC. (formerly known
                                 as Vigoro Industries, Inc.), as
                                 Guarantor
                               KCL HOLDINGS, INC.,
                                 as Guarantor
                               IMC KALIUM LTD. (formerly known as
                                 Kalium Chemicals, Ltd.), as Guarantor
                               IMC NITROGEN COMPANY (formerly
                                 known as Phoenix Chemical Company),
                                 as Guarantor

                               By:
                                  Name:
                                  Title:


                               IMC KALIUM INTANGIBLE HOLDING
                                 COMPANY, as Guarantor
                               IMC KALIUM CARLSBAD POTASH
                                 COMPANY, as Guarantor

                               By:
                                  Name:
                                  Title:


                               CITIBANK, N.A., as
                                 U.S. Administrative Agent and
                                 Documentation Agent


                               By:
                                  Name:
                                  Title:


                               CITIBANK CANADA, as
                                 Canadian Administrative Agent


                               By:
                                  Name:
                                  Title:


                               NATIONSBANC CAPITAL MARKETS, INC.,
                                 as Syndication Agent


                               By:
                                  Name:
                                  Title:


                                Lenders

                               CITIBANK, N.A.


                               By:
                                  Name:
                                  Title:


                               CITIBANK CANADA


                               By:
                                  Name:
                                  Title:


                               NATIONSBANK,  N.A.


                               By:
                                  Name:
                                  Title:


                               ABN AMRO NORTH AMERICA, INC.,
                                  as Agent for ABN AMRO BANK N.V.


                               By:
                                  Name:
                                  Title:


                               By:
                                  Name:
                                  Title:


                               ABN AMRO BANK CANADA


                               By:
                                  Name:
                                  Title:


                               By:
                                  Name:
                                  Title:

                               BANK OF MONTREAL


                               By:
                                  Name:
                                  Title:

                               CAISSE NATIONALE DE CREDIT
                                 AGRICOLE


                               By:
                                  Name:
                                  Title:


                               CREDIT LYONNAIS CHICAGO BRANCH


                               By:
                                  Name:
                                  Title:


                               CREDIT LYONNAIS CANADA


                               By:
                                  Name:
                                  Title:


                               CREDIT LYONNAIS CAYMAN ISLAND
                                  BRANCH


                               By:
                                  Name:
                                  Title:


                               HARRIS TRUST AND SAVINGS BANK


                               By:
                                  Name:
                                  Title:


                               MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                               By:
                                  Name:
                                  Title:

                               THE NORTHERN TRUST COMPANY


                               By:
                                  Name:
                                  Title:


                               PNC BANK, NATIONAL ASSOCIATION


                               By:
                                  Name:
                                  Title:


                               COOPERATIEVE CENTRALE RAIFFEISEN -
                                  BOERENLEENBANK, B.A."RABOBANK
                                  NEDERLAND", NEW YORK BRANCH


                               By:
                                  Name:
                                  Title:



                               ROYAL BANK OF CANADA


                               By:
                                  Name:
                                  Title:


                               THE FUJI BANK, LIMITED


                               By:
                                  Name:
                                  Title: